THE PRUDENTIAL INVESTMENT PORTFOLIOS 16
Prudential Income Builder Fund

Supplement dated June 26, 2017

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

Effective June 30, 2017, Michael J. Collins, CFA will no longer serve as a portfolio manager responsible for the day-to-day management of the Fund segment managed by PGIM Fixed Income. Robert Cignarella, CFA, Terence Wheat, CFA, Robert Spano, CFA, CPA, Ryan Kelly, CFA, Brian Clapp, CFA and Daniel Thorogood, CFA will continue to serve as portfolio managers for the segment of the Fund managed by PGIM Fixed Income.

To reflect this change, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows, effective June 30, 2017:

I.	All references and information pertaining to Michael J. Collins, CFA with respect to the Fund are hereby removed.

LR968